Merrill Lynch Investment Managers



www.mlim.ml.com



Annual Report

May 31, 2001


Mercury
U.S. Large Cap Fund



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.



Mercury U.S. Large Cap Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


SECTOR REPRESENTATION

As a Percentage of Net Assets as of May 31, 2001

A pie chart representing the following percentages:

Cash & Cash Equivalents                     1.9%
Consumer Staples                           11.8%
Energy                                      9.3%
Healthcare                                 12.8%
Materials                                   2.7%
Industrials                                 8.7%
Tellecommunications Services                6.0%
Financials                                 16.7%
Utilities                                   4.0%
Information Technology                     18.9%
Consumer Discretionary                      7.2%



INVESTMENTS AS OF MAY 31, 2001

                                        Percent of
Ten Largest Holdings                    Net Assets

General Electric Company                    5.3%
Pfizer Inc.                                 5.1
Microsoft Corporation                       4.8
Exxon Mobil Corporation                     4.3
Citigroup Inc.                              4.1
American International Group, Inc.          3.0
Merck & Co., Inc.                           2.9
Duke Energy Corporation                     2.2
Philip Morris Companies Inc.                2.2
Medtronic, Inc.                             2.1



                                        Percent of
Ten Largest Industries                  Net Assets

Pharmaceuticals                            10.0%
Diversified Financials                      7.9
Software                                    6.9
Oil & Gas                                   6.8
Industrial Conglomerates                    5.3
Diversified Telecommunication
Services                                    4.9
Banks                                       4.9
Semiconductor Equipment &
Products                                    4.7
Beverages                                   4.7
Electric Utilities                          4.0




May 31, 2001
Mercury U.S. Large Cap Fund



DEAR SHAREHOLDER

Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders for Mercury U.S. Large Cap Fund. For the fiscal year ended May 31, 2001, Mercury U.S. Large Cap Fund's Class I, Class A, Class B and Class C Shares had total returns of -15.68%, -15.89%, -16.58 and -16.59%, respectively. This compares with the total return of -10.58% for the unmanaged benchmark Standard & Poor's 500 (S&P 500) Index for the same period. (Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 7--9 of this report to shareholders.)

During the fiscal year, the Fund's performance suffered from its exposure to large cap growth companies, particularly within our technology sector investments such as Nortel Networks Corporation, VeriSign, Inc. and EMC Corporation. Downward pressure on these highly rated growth companies was an ongoing theme throughout much of the period as mid cap value companies were the strongest performers. This led to poor performance that was only partially offset by good stock selection in the consumer staples sector such as Anheuser-Busch Companies, Inc., General Mills, Inc. and Walgreen Co.

Investment Environment
The dramatic sell off in the US market that began toward the end of March 2000 was abruptly reversed during the summer months but for the rest of the period the bear market resumed. All of the major US indexes ended the fiscal year with negative returns with the broad S&P 500 Index closing the period down 12.30%. The heaviest losses were concentrated in the technology sector where the unmanaged NASDAQ Composite Index lost 37.94% of its value for the 12 months ended May 31, 2001.

After several rapid increases in interest rates in early 2000, the Federal Reserve Board left the Federal Funds target rate at the May 31, 2000 mark of 6.5% for the rest of the year, but retained its tightening bias. Early in the Fund's fiscal year, the rebound in the oil price, an unemployment rate of barely 4% and rising capacity utilization in industry suggested that demand was still growing at a faster pace than supply which pointed to the possibility of a resumption of tighter monetary policy. The most likely cause of the buoyant equity markets during the summer months was attributable to investor sentiment, which received a boost from strong retail sales data, benign producer prices and impressive productivity figures.

In the late summer, volatility returned to plague the US stock markets as all major indexes more than lost the gains made in the prior fiscal quarter. The NASDAQ Composite Index reversed the 23.7% gain in value recorded during the quarter ended August 31, 2000, to post a loss of 38.2% for the three months ended November 30, 2000. In November, the NASDAQ Composite Index posted a 22.9% loss in one of the worst months of trading on record. This was because of poor reporting from a number of technology companies such as Gateway, Inc., the personal computer retailer.

In January, the Federal Reserve Board surprised the market by cutting interest rates by 50 basis points (0.50%), ahead of the Federal Reserve Board's scheduled meeting. This triggered a short rally with the NASDAQ Composite Index rising more than 10% in one day. The Federal Reserve Board cut interest rates 50 basis points further at the end of January, citing "further weakening in sales and production." This was the first time since 1984 that the US Federal Reserve Board cut interest rates by 100 basis points within a calendar month. With inflation well under control, the Federal Reserve Board has changed its focus from fighting inflation to holding off a recession. The sharp cuts were prompted by weak US economic data in late 2000 and gloomy consumer and business confidence surveys, which were particularly depressed by NASDAQ Composite Index declines. Internet start-up failures, earnings disappointments and a multitude of layoff announcements have also added to the negative sentiment. In the first five months of 2001, a total of 250 basis points were shaved off short-term interest rates, making this one of the most aggressive monetary easing cycles by the Federal Reserve Board in history.

The markets continued to be volatile in the final quarter of the fiscal period, with the major indexes ending the period slightly higher. The Fund's benchmark, the S&P 500 Index, ended the period up by about 3%, despite a very volatile three months. The S&P 500 Index oscillated between rallying after Federal Reserve Board interest rate cuts and falling after the subsequent periods of profit taking that followed. Weak economic data that were interspersed throughout the period served to dampen any substantial progress that the market made during the last three months. The Dow Jones Industrial Average Index followed a similar pattern to the S&P 500 Index, as did the technology-heavy NASDAQ Composite Index, which ended the period lower.

The technology sector was faced with another particularly difficult period, with the communications equipment sector being hit the hardest. Elsewhere in the market, the health care sector benefited as investors rotated into the more defensive sectors. This sector was also led higher by positive news emerging from some of its most prominent names toward the end of the period.

Portfolio Activities
The Fund underperformed its benchmark during the early part of the period. The positive impact of strong stock selection in the consumer staples sector was outweighed by negative contributions from our holdings in the technology sector. Although the Fund did not hold Motorola, Inc., Lucent Technologies Inc. or International Business Machines Corporation, who all reported third-quarter results that did not meet high market expectations, our position in Nortel Networks Corporation detracted from performance as the company narrowly missed an aggressive revenue growth target. The rotation of investors out of technology stocks into more defensive sectors was a key factor in the strong performance of the consumer staples sector. Health care companies also benefited from this trend with Merck & Co., Inc. in particular, making a significant contribution to relative performance by exceeding third-quarter expectations.

We continued to build the Fund's more defensive position by increasing our pharmaceutical weighting (through purchases of Merck & Co., Inc. and Pfizer Inc.), food and beverages weighting (General Mills and Philip Morris Companies Inc.) and utilities weighting (The Southern Company and Duke Energy Corporation), and by reducing our exposure to telecom equipment (selling Corning, Inc.).

During the third quarter of the fiscal period, the majority of activity was concentrated in the technology part of the portfolio. During the last quarter, we marginally increased our technology weighting by adding to holdings of AOL Time Warner Inc., Cisco Systems, Inc., VeriSign, Inc. and EMC Corporation, but sold Efficient Networks, Inc. and reduced Microsoft Corporation.

We added to the Fund's core technology holdings, based on our belief in their long-term prospects, which has benefited performance. However, wireless telecommunication stocks have fared less well during the period owing to concerns over the large costs of acquiring third-generation licenses and the build-out of new infrastructure that is required to support such networks. This directly affected the European carriers, but the knock-on effects were experienced by the US carriers.

In other activity, we further reduced our position in PepsiCo, Inc., sold Kohl's Corporation and AT&T Corp., and initiated positions in The Coca-Cola Company, Anheuser-Busch Companies, Inc., General
Mills, Inc. and Mellon Financial Corporation.

We remain focused on large cap companies, and we will continue to use our active risk budget largely on stock selection. We seek a balance between stable growth companies that can demonstrate earnings and are likely to prove resilient when the economy slows as well as higher growth stocks with strong secular growth prospects.

Investment Outlook
The US economic slowdown is the deepest and broadest since the 1990-1991 recession, and is beginning to have an impact on unemployment figures and earnings. Increased unemployment would most likely bear upon consumer spending, dragging down an already depressed level of aggregate demand. This has stemmed from reduced profit expectations, higher cost of equity capital and increasing uncertainty taking their toll on corporate capital expenditure.

While it is true that most leading economic indicators are continuing to point downward, a Federal Reserve Board-led monetary easing policy (with further cuts expected) favors a rebound in the markets later this year. The Federal Reserve Board has already passed through 250 basis points of monetary easing by May 31, 2001, which has served to keep liquidity concerns in the market in check. Thus, the drop in real rates, the slight rebound in equity markets and the steepening yield curve point to the bottoming of these leading indicators, which generally precede economic events by six to nine months.

As most inventory levels have already been adjusted, and the labor market has been easing and excess capacity has been emerging, inflationary fears should not be strong enough to hamper Federal Reserve Board intervention to prevent a prolonged recession. Demand should be further increased from consumers, whose spending should be boosted by the imminent Federal tax cut plans.

Thus, despite passing through a tough environment, there are signs that the US economy is likely to recover by the end of the year, though there is still relatively low visibility as to the extent to which it may rebound.

In Conclusion
We thank you for your investment in Mercury U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



Jeffrey Peek
President and Director



Garrett Fish
Portfolio Manager



July 10, 2001



We are pleased to announce that Garrett Fish is responsible for the day-to-day management of Mercury U.S. Large Cap Fund. Mr. Fish is Vice President of Mercury Advisors and has been employed as an investment professional by Mercury Advisors or its affiliates since 1997.



May 31, 2001
Mercury U.S. Large Cap Fund





FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


RECENT PERFORMANCE RESULTS*
                                   6-Month        12-Month   Since Inception
As of May 31, 2001               Total Return   Total Return   Total Return
Class I                             -7.58%         -15.68%         -4.29%
Class A                             -7.69          -15.89          -4.88
Class B                             -8.05          -16.58          -6.57
Class C                             -8.05          -16.59          -6.58


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/29/99.



May 31, 2001
Mercury U.S. Large Cap Fund



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting growth of an investment in the Mercury U.S. Large Cap Fund's Class I and Class A Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                      1/29/99*        5/01

Mercury US Large Cap Fund++--
Class I Shares*                       $ 9,600        $ 9,068

Mercury US Large Cap Fund++--
Class A Shares*                       $ 9,600        $ 9,013

S&P 500 Index++++                     $10,000        $10,100


A line graph depicting growth of an investment in the Mercury U.S. Large Cap Fund's Class B and Class C Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                      1/29/99*        5/01

Mercury US Large Cap Fund++--
Class B Shares*                       $10,000        $ 9,070

Mercury US Large Cap Fund++--
Class C Shares*                       $10,000        $ 9,342

S&P 500 Index++++                     $10,000        $10,100


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. ++++This unmanaged broad-based Index is comprised of 500 common stocks of the largest companies in the United States.

Past performance is not indicative of future results.



May 31, 2001
Mercury U.S. Large Cap Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year
Ended 3/31/01                             -28.34%        -32.11%
Inception (1/29/99)
through 3/31/01                           - 5.24         - 7.57

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

One Year
Ended 3/31/01                             -29.02%        -31.77%
Inception (1/29/99)
through 3/31/01                           - 6.18         - 7.45

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge          Charge**

One Year
Ended 3/31/01                             -28.49%        -32.24%
Inception (1/29/99)
through 3/31/01                           - 5.46         - 7.79

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC            CDSC**

One Year
Ended 3/31/01                            -29.03%         -29.72%
Inception (1/29/99)
through 3/31/01                           - 6.18          - 6.18

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




May 31, 2001
Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001
MERCURY U.S. LARGE CAP FUND
Assets:
Investment in Mercury Master U.S. Large Cap Portfolio,
at value (identified cost--$597,339,523)                                                    $ 626,293,746
Prepaid registration fees                                                                          91,455
                                                                                            -------------
Total assets                                                                                  626,385,201
                                                                                            -------------

Liabilities:
Payables:
Distributor                                                                $     487,968
 Administrative fees                                                              76,856          564,824
                                                                           -------------
Accrued expenses                                                                                  185,244
                                                                                            -------------
Total liabilities                                                                                 750,068
                                                                                            -------------

Net Assets:
Net assets                                                                                  $ 625,635,133
                                                                                            =============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
100,000,000 shares authorized                                                               $         269
Class A Shares of Common Stock, $.0001 par value,
100,000,000 shares authorized                                                                         640
Class B Shares of Common Stock, $.0001 par value,
300,000,000 shares authorized                                                                       4,090
Class C Shares of Common Stock, $.0001 par value,
100,000,000 shares authorized                                                                       1,837
Paid-in capital in excess of par                                                              679,740,288
Accumulated realized capital losses on investments from
the Portfolio--net                                                                           (58,918,942)
Accumulated distributions in excess of realized capital gains
from the Portfolio--net                                                                      (24,147,272)
Unrealized appreciation on investments from the
Portfolio--net                                                                                 28,954,223
                                                                                            -------------
Net assets                                                                                  $ 625,635,133
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $24,905,193 and
2,687,666 shares outstanding                                                                $        9.27
                                                                                            =============
Class A--Based on net assets of $59,120,006 and
6,399,483 shares outstanding                                                                $        9.24
                                                                                            =============
Class B--Based on net assets of $373,778,170 and
40,903,836 shares outstanding                                                               $        9.14
                                                                                            =============
Class C--Based on net assets of $167,831,764 and
18,365,663 shares outstanding                                                               $        9.14
                                                                                            =============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS
For the Year Ended May 31, 2001
MERCURY U.S. LARGE CAP FUND
Investment Income:
Investment income allocated from the Portfolio
(net of $3,895 foreign withholding tax)                                                     $   9,938,837
Expenses allocated from the Portfolio                                                         (4,804,890)
                                                                                            -------------
Net investment income from the Portfolio                                                        5,133,947
                                                                                            =============

Expenses:
Account maintenance and distribution fees--Class B                          $  4,555,942
Account maintenance and distribution fees--Class C                             2,219,872
Administration fees                                                            1,310,899
Transfer agent fees--Class B                                                     429,690
Transfer agent fees--Class C                                                     219,627
Registration fees                                                                218,459
Account maintenance fees--Class A                                                210,041
Transfer agent fees--Class I                                                      84,231
Printing and shareholder reports                                                  79,514
Transfer agent fees--Class A                                                      62,980
Professional fees                                                                 22,686
Accounting services                                                                1,626
Other                                                                              5,179
                                                                           -------------
Total expenses                                                                                  9,420,746
                                                                                            -------------
Investment loss--net                                                                          (4,286,799)
                                                                                            -------------

Realized & Unrealized Loss from the Portfolio--Net:
Realized loss on investmentsfrom the Portfolio--net                                          (80,179,027)
Change in unrealized appreciation on investments
from the Portfolio--net                                                                      (63,725,607)
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                       $(148,191,433)
                                                                                            =============

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY U.S. LARGE CAP FUND
                                                                            For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                              2001             2000
Operations:
Investment loss--net                                                       $ (4,286,799)    $ (5,589,961)
Realized gain (loss) on investments from the
Portfolio--net                                                              (80,179,027)       28,108,373
Change in unrealized appreciation/depreciation on
investments from the Portfolio--net                                         (63,725,607)      103,699,942
                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from
operations                                                                 (148,191,433)      126,218,354
                                                                           -------------    -------------

Distributions to Shareholders:
In excess of realized gain on investments from the
Portfolio--net:
 Class I                                                                     (4,135,815)               --
 Class A                                                                     (2,977,196)               --
 Class B                                                                    (11,315,696)               --
 Class C                                                                     (5,718,565)               --
                                                                           -------------    -------------
Net decrease in net assets resulting from distributions
to shareholders                                                             (24,147,272)               --
                                                                           -------------    -------------

Capital Share Transactions:
Net decrease in net assets derived from capital
share transactions                                                         (199,043,348)     (51,976,375)
                                                                           -------------    -------------

Net Assets:
Total increase (decrease)in net assets                                     (371,382,053)       74,241,979
Beginning of year                                                            997,017,186      922,775,207
                                                                           -------------    -------------
End of year*                                                               $ 625,635,133    $ 997,017,186
                                                                           =============    =============

*Accumulated investment loss--net                                          $ (4,286,799)    $          --
                                                                           =============    =============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS
MERCURY U.S. LARGE CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class I
                                                                                                  For the
                                                                                                   Period
                                                                                                  Jan. 29,
                                                                       For the Year              1999++ to
                                                                      Ended May 31,               May 31,
Increase (Decrease) in Net Asset Value:                              2001          2000            1999
Per Share Operating Performance:
Net asset value, beginning of period                               $  11.35       $   9.91       $  10.00
                                                                   --------       --------       --------
Investment income--net                                              .04++++        .03++++        --+++++
Realized and unrealized gain (loss) on investments from the
Portfolio--net                                                       (1.75)           1.41          (.09)
                                                                   --------       --------       --------
Total from investment operations                                     (1.71)           1.44          (.09)
                                                                   --------       --------       --------
Less distributions in excess of realized gain on
investments from the Portfolio--net                                   (.37)             --             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.27       $  11.35       $   9.91
                                                                   ========       ========       ========

Total Investment Return:**
Based on net asset value per share                                 (15.68%)         14.53%      (.90%)+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses++++++                                                         .81%           .78%          .94%*
                                                                   ========       ========       ========
Investment income--net                                                 .32%           .27%          .28%*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $ 24,905       $127,630       $103,709
                                                                   ========       ========       ========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
MERCURY U.S. LARGE CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  Class A
                                                                                                 For the
                                                                                                  Period
                                                                                                 Jan. 29,
                                                                        For the Year            1999++ to
                                                                       Ended May 31,             May 31,
Increase (Decrease) in Net Asset Value:                               2001          2000           1999
Per Share Operating Performance:
Net asset value, beginning of period                               $  11.31       $   9.90       $  10.00
                                                                   --------       --------       --------
Investment income (loss)--net                                       .01++++    --+++++++++        --+++++
Realized and unrealized gain (loss) on investments from the
Portfolio--net                                                       (1.74)           1.41          (.10)
                                                                   --------       --------       --------
Total from investment operations                                     (1.73)           1.41          (.10)
                                                                   --------       --------       --------
Less distributions in excess of realized gain on
investments from the Portfolio--net                                   (.34)             --             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.24       $  11.31       $   9.90
                                                                   ========       ========       ========

Total Investment Return:**
Based on net asset value per share                                 (15.89%)         14.24%     (1.00%)+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses++++++                                                        1.06%          1.03%         1.19%*
                                                                   ========       ========       ========
Investment income (loss)--net                                          .07%           .01%        (.04%)*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $ 59,120       $102,454       $121,826
                                                                   ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.
See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
MERCURY U.S. LARGE CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  Class B
                                                                                                  For the
                                                                                                   Period
                                                                                                  Jan. 29,
                                                                        For the Year             1999++ to
                                                                       Ended May 31,              May 31,
Increase (Decrease) in Net Asset Value:                              2001           2000            1999
Per Share Operating Performance:
Net asset value, beginning of period                               $  11.20       $   9.88       $  10.00
                                                                   --------       --------       --------
Investment loss--net                                              (.07)++++      (.08)++++          (.03)
Realized and unrealized gain (loss) on investments from the
Portfolio--net                                                       (1.74)           1.40          (.09)
                                                                   --------       --------       --------
Total from investment operations                                     (1.81)           1.32          (.12)
                                                                   --------       --------       --------
Less distributions in excess of realized gain on
investments from the Portfolio--net                                   (.25)             --             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.14       $  11.20       $   9.88
                                                                   ========       ========       ========

Total Investment Return:**
Based on net asset value per share                                 (16.58%)         13.36%     (1.20%)+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses++++++                                                        1.83%          1.80%         1.96%*
                                                                   ========       ========       ========
Investment loss--net                                                 (.69%)         (.75%)        (.82%)*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $373,778       $508,802       $460,464
                                                                   ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.



May 31, 2001
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)
MERCURY U.S. LARGE CAP FUND

The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                  Class C
                                                                                                 For the
                                                                                                  Period
                                                                                                 Jan. 29,
                                                                        For the Year            1999++ to
                                                                       Ended May 31,             May 31,
Increase (Decrease) in Net Asset Value:                              2001           2000           1999
Per Share Operating Performance:
Net asset value, beginning of period                               $  11.20       $   9.88       $  10.00
                                                                   --------       --------       --------
Investment loss--net                                              (.07)++++      (.08)++++          (.02)
Realized and unrealized gain (loss) on investments from the
Portfolio--net                                                       (1.74)           1.40          (.10)
                                                                   --------       --------       --------
Total from investment operations                                     (1.81)           1.32          (.12)
                                                                   --------       --------       --------
Less distributions in excess of realized gain on
investments from the Portfolio--net                                   (.25)             --             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.14       $  11.20       $   9.88
                                                                   ========       ========       ========

Total Investment Return:**
Based on net asset value per share                                 (16.59%)         13.36%     (1.20%)+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses++++++                                                        1.84%          1.80%         1.96%*
                                                                   ========       ========       ========
Investment loss--net                                                 (.70%)         (.76%)        (.82%)*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $167,832       $258,131       $236,776
                                                                   ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY U.S. LARGE CAP FUND
1. Significant Accounting Policies:
Mercury U.S. Large Cap Fund (the "Fund") is a part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master U.S. Large Cap Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at May 31, 2001 was 99.9%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $4,286,799 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $75 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .15% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.
The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account
                             Maintenance Fee      Distribution Fee

Class A                            .25%                  --
Class B                            .25%                 .75%
Class C                            .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                   FAMD              MLPF&S

Class I                           $   43            $    969
Class A                           $7,119            $114,947


For the year ended May 31, 2001, MLPF&S received contingent deferred sales charges of $2,212,148 and $35,508 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2001 were $3,701,371 and $236,450,818, respectively.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $199,043,348 and $51,976,375 for the years ended May 31, 2001 and May 31, 2000, respectively.
Transactions in capital shares for each class were as follows:


Class I Shares for the Year
Ended May 31, 2001                             Shares      Dollar Amount

Shares sold                                   1,244,757     $ 13,269,358
Shares issued to shareholders
in reinvestment of distributions                 73,730          841,260
                                          -------------    -------------
Total Issued                                  1,318,487       14,110,618
Shares redeemed                             (9,873,376)     (96,306,507)
                                          -------------    -------------
Net decrease                                (8,554,889)   $ (82,195,889)
                                          =============    =============


Class I Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                   3,474,706    $  39,139,709
Shares redeemed                             (2,693,838)     (30,112,246)
                                          -------------    -------------
Net increase                                    780,868    $   9,027,463
                                          =============    =============


Class A Shares for the Year
Ended May 31, 2001                             Shares      Dollar Amount

Shares sold                                     701,869     $  7,693,826
Automatic conversion of shares                      224            2,316
Shares issued to shareholders
in reinvestment of distributions                210,215        2,396,449
                                          -------------    -------------
Total issued                                    912,308       10,092,591
Shares redeemed                             (3,569,040)     (37,207,168)
                                          -------------    -------------
Net decrease                                (2,656,732)   $ (27,114,577)
                                          =============    =============


Class A Shares for the Year
Ended May 31, 2000                            Shares       Dollar Amount

Shares sold                                   1,751,456    $  19,023,173
Automatic conversion of shares                       64              703
                                          -------------    -------------
Total issued                                  1,751,520       19,023,876
Shares redeemed                             (4,996,304)     (55,321,809)
                                          -------------    -------------
Net decrease                                (3,244,784)   $ (36,297,933)
                                          =============    =============


Class B Shares for the Year
Ended May 31, 2001                            Shares       Dollar Amount

Shares sold                                   3,218,783     $ 34,354,069
Shares issued to shareholders
in reinvestment of distributions                844,574        9,585,919
                                          -------------    -------------
Total issued                                  4,063,357       43,939,988
Automatic conversion of shares                    (225)          (2,316)
Shares redeemed                             (8,596,973)     (87,568,489)
                                          -------------    -------------
Net decrease                                (4,533,841)   $ (43,630,817)
                                          =============    =============


Class B Shares for the Year
Ended May 31, 2000                            Shares       Dollar Amount

Shares sold                                   5,656,704    $  62,249,814
Automatic conversion of shares                     (64)            (703)
Shares redeemed                             (6,829,349)     (76,087,707)
                                          -------------    -------------
Net decrease                                (1,172,709)   $ (13,838,596)
                                          =============    =============


Class C Shares for the Year
Ended May 31, 2001                            Shares       Dollar Amount

Shares sold                                   1,682,071     $ 18,270,237
Shares issued to shareholders
in reinvestment of distributions                433,756        4,923,132
                                          -------------    -------------
Total issued                                  2,115,827       23,193,369
Shares redeemed                             (6,803,227)     (69,295,434)
                                          -------------    -------------
Net decrease                                (4,687,400)   $ (46,102,065)
                                          =============    =============


Class C Shares for the Year
Ended May 31, 2000                            Shares       Dollar Amount

Shares sold                                   4,903,043     $ 54,334,744
Shares redeemed                             (5,817,829)     (65,202,053)
                                          -------------    -------------
Net decrease                                  (914,786)   $ (10,867,309)
                                          =============    =============


5. Capital Loss Carryforward:
At May 31, 2001, the Fund had a net capital loss carryforward of approximately $17,112,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



May 31, 2001
Mercury U.S. Large Cap Fund



INDEPENDENT AUDITORS' REPORT

MERCURY U.S. LARGE CAP FUND
The Board of Directors and Shareholders,
Mercury U.S. Large Cap Fund
(One of the Series constituting
Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury U.S. Large Cap Fund as of May 31, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. Large Cap Fund as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 13, 2001


May 31, 2001
Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS
Mercury Master U.S. Large Cap Portfolio

                                                                                    In US Dollars
                        Shares                                                                      Percent of
Industry                  Held               Common Stocks                Cost          Value       Net Assets
Aerospace &             160,600    United Technologies
Defense                            Corporation                        $  9,142,939   $ 13,379,586       2.1%

Automobiles             213,820    Ford Motor Company                    6,151,828      5,206,517       0.8

Banks                   251,310    FleetBoston Financial
                                   Corporation                          10,407,005     10,451,983       1.7
                        101,500    Mellon Financial
                                   Corporation                           4,296,893      4,650,730       0.7
                        120,690    Northern Trust Corporation            8,456,870      7,977,609       1.3
                        165,300    Wells Fargo Company                   7,604,348      7,782,324       1.2
                                                                     -------------  -------------     ------
                                                                        30,765,116     30,862,646       4.9

Beverages               218,700    Anheuser-Busch
                                   Companies, Inc.                       8,430,006      9,622,800       1.5
                        216,660    The Coca-Cola Company                12,667,327     10,269,684       1.7
                        207,900    PepsiCo, Inc.                         7,024,558      9,305,604       1.5
                                                                     -------------  -------------     ------
                                                                        28,121,891     29,198,088       4.7

Biotechnology            61,320    ++Amgen Inc.                          4,055,613      4,070,422       0.7

Chemicals               158,550    The Dow Chemical
                                   Company                               5,508,282      5,677,675       0.9

Communi-                383,780    ++Cisco Systems, Inc.                10,506,143      7,391,603       1.2
cations                  52,400    ++Juniper Networks, Inc.              3,459,799      2,228,572       0.3
Equipment                94,100    Nortel Networks
                                   Corporation                           4,985,898      1,254,353       0.2
                         37,670    ++QUALCOMM Incorporated               2,027,750      2,287,699       0.4
                                                                     -------------  -------------     ------
                                                                        20,979,590     13,162,227       2.1

Computers &             463,200    Compaq Computer
Peripherals                        Corporation                           9,510,359      7,406,568       1.2
                        242,160    ++Dell Computer Corporation           7,438,885      5,903,861       0.9
                         92,520    ++EMC Corporation                     2,209,744      2,923,632       0.5
                        494,600    ++Sun Microsystems, Inc.              8,700,051      8,141,116       1.3
                                                                     -------------  -------------     ------
                                                                        27,859,039     24,375,177       3.9


SCHEDULE OF INVESTMENTS
                                                                                    In US Dollars
                        Shares                                                                      Percent of
Industry                  Held               Common Stocks                Cost          Value       Net Assets
Diversified             195,050    American Express
Financials                         Company                           $   6,631,839  $   8,215,506       1.3%
                        497,003    Citigroup Inc.                       17,733,488     25,471,404       4.1
                         71,200    Federal National Mortgage
                                   Association                           5,815,591      5,869,728       0.9
                        197,050    J.P. Morgan Chase & Co.               9,534,104      9,685,008       1.6
                                                                     -------------  -------------     ------
                                                                        39,715,022     49,241,646       7.9

Diversified             248,490    Qwest Communications
Telecommun-                        International Inc.                    9,781,138      9,129,523       1.4
ication                 116,800    SBC Communications Inc.               6,092,105      5,028,240       0.8
Services                182,200    Verizon Communications               10,597,786      9,993,670       1.6
                        378,460    ++WorldCom, Inc.                      7,244,726      6,751,726       1.1
                                                                     -------------  -------------     ------
                                                                        33,715,755     30,903,159       4.9

Electric                308,400    Duke Energy Corporation              13,076,411     14,100,048       2.2
Utilities               280,682    ++Mirant Corporation                  8,774,477     11,030,803       1.8
                                                                     -------------  -------------     ------
                                                                        21,850,888     25,130,851       4.0

Energy                  176,750    Halliburton Company                   8,636,129      8,261,295       1.3
Equipment &             114,660    Schlumberger Limited                  8,475,358      7,227,020       1.2
Services                                                             -------------  -------------     ------
                                                                        17,111,487     15,488,315       2.5

Food & Drug             260,070    SYSCO Corporation                     7,125,996      7,731,881       1.3
Retailing               166,630    Walgreen Co.                          4,449,304      6,696,860       1.0
                                                                     -------------  -------------     ------
                                                                        11,575,300     14,428,741       2.3

Food Products           232,140    General Mills, Inc.                   7,495,199      9,833,450       1.6

Health Care             313,600    Medtronic, Inc.                      15,004,089     13,478,528       2.1
Equipment &
Supplies

IT Consulting           163,130    ++i2 Technologies, Inc.               7,279,117      3,274,019       0.5
& Services

Industrial              671,200    General Electric Company             22,918,676     32,888,800       5.3
Conglomerates


SCHEDULE OF INVESTMENTS
                                                                                    In US Dollars
                        Shares                                                                      Percent of
Industry                  Held               Common Stocks                Cost          Value       Net Assets
Insurance               235,452    American International
                                   Group, Inc.                       $  12,836,898  $  19,071,612       3.0%
                        137,820    John Hancock Financial
                                   Services, Inc.                        4,965,406      5,459,050       0.9
                                                                     -------------  -------------     ------
                                                                        17,802,304     24,530,662       3.9

Internet                 89,840    ++VeriSign, Inc.                      7,988,968      5,075,960       0.8
Software &
Services

Machinery               115,300    Illinois Tool Works Inc.              7,476,190      7,893,438       1.3

Media                   189,990    ++AOL Time Warner Inc.                8,379,544      9,923,178       1.6
                        113,900    ++Clear Channel
                                   Communications, Inc.                  6,671,823      6,944,483       1.1
                                                                     -------------  -------------     ------
                                                                        15,051,367     16,867,661       2.7

Multiline               165,170    The May Department
Retail                             Stores Company                        6,328,900      5,401,059       0.9
                        194,360    Wal-Mart Stores, Inc.                 8,245,414     10,058,130       1.6
                                                                     -------------  -------------     ------
                                                                        14,574,314     15,459,189       2.5

Oil & Gas               101,500    Chevron Corporation                   8,757,835      9,749,075       1.5
                        304,335    Exxon Mobil Corporation              20,479,979     27,009,731       4.3
                         85,900    Texaco Inc.                           4,821,783      6,133,260       1.0
                                                                     -------------  -------------     ------
                                                                        34,059,597     42,892,066       6.8

Paper & Forest           94,520    International Paper
Products                           Company                               4,230,194      3,615,390       0.6
                        129,780    Weyerhaeuser Company                  7,416,909      7,424,714       1.2
                                                                     -------------  -------------     ------
                                                                        11,647,103     11,040,104       1.8

Personal                153,780    The Estee Lauder
Products                           Companies Inc. (Class A)              7,370,842      6,243,468       1.0

Pharma-                 252,280    Merck & Co., Inc.                    17,564,539     18,413,917       2.9
ceuticals               738,850    Pfizer Inc.                          23,338,209     31,689,276       5.1
                        260,909    Pharmacia Corporation                12,819,415     12,669,741       2.0
                                                                     -------------  -------------     ------
                                                                        53,722,163     62,772,934      10.0


SCHEDULE OF INVESTMENTS
                                                                                    In US Dollars
                        Shares                                                                     Percent of
Industry                  Held               Common Stocks                Cost          Value       Net Assets
Semiconductor           138,700    ++Applied Materials, Inc.          $  9,276,573  $   6,923,904       1.1%
Equipment &             429,200    Intel Corporation                    14,944,126     11,588,400       1.8
Products                128,770    ++Micron Technology, Inc.             5,327,981      4,828,875       0.8
                        175,200    Texas Instruments
                                   Incorporated                          4,214,806      5,977,824       1.0
                                                                     -------------  -------------     ------
                                                                        33,763,486     29,319,003       4.7

Software                436,700    ++Microsoft Corporation              30,713,135     30,206,539       4.8
                        315,450    ++Oracle Corporation                 10,409,778      4,826,385       0.8
                        126,730    ++VERITAS Software
                                   Corporation                           9,093,544      8,352,774       1.3
                                                                     -------------  -------------     ------
                                                                        50,216,457     43,385,698       6.9

Specialty               149,750    The Home Depot, Inc.                  5,700,541      7,381,177       1.2
Retail

Tobacco                 271,940    Philip Morris Companies Inc.         10,522,764     13,980,435       2.2

Wireless                323,630    ++Sprint Corp. (PCS Group)            6,461,351      7,119,860       1.1
Telecommuni-
cation Services

                                   Total Investments                 $ 585,607,278    614,561,502      98.1
                                                                     =============
                                   Other Assets Less
                                   Liabilities                                         11,732,340       1.9
                                                                                    -------------     ------
                                   Net Assets                                       $ 626,293,842     100.0%
                                                                                    =============     ======


++Non-income producing security.

See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Assets:
Investments, at value (identified cost--$585,607,278)                                       $ 614,561,502
Receivables:
 Securities sold                                                           $  14,691,413
 Dividends                                                                     1,129,977
 Contributions                                                                   135,278       15,956,668
                                                                           -------------
Prepaid expenses                                                                                    2,332
                                                                                            -------------
Total assets                                                                                  630,520,502
                                                                                            -------------

Liabilities:
Payables:
 Withdrawals                                                                   2,348,126
 Custodian bank                                                                1,571,386
 Investment adviser                                                              256,309        4,175,821
                                                                           -------------
Accrued expenses and other liabilities                                                             50,839
                                                                                            -------------
Total liabilities                                                                               4,226,660
                                                                                            -------------

Net Assets:
Net assets                                                                                  $ 626,293,842
                                                                                            =============

Net Assets Consist of:
Partners' capital                                                                           $ 597,339,618
Unrealized appreciation on investments--net                                                    28,954,224
                                                                                            -------------
Net assets                                                                                  $ 626,293,842
                                                                                            =============


See Notes to Financial Statements.

May 31, 2001
Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS
For the Year Ended May 31, 2001
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Investment Income:
Dividends (net of $3,895 foreign withholding tax)                                           $   9,006,501
Interest and discount earned                                                                      932,337
                                                                                            -------------
Total income                                                                                    9,938,838
                                                                                            =============

Expenses:
Investment advisory fees                                                   $   4,372,519
Accounting services                                                              242,868
Professional fees                                                                 66,634
Custodian fees                                                                    66,347
Trustees' fees and expenses                                                       27,109
Pricing fees                                                                       2,574
Other                                                                             26,839
                                                                           -------------
Total expenses                                                                                  4,804,890
                                                                                            -------------
Investment income--net                                                                          5,133,948
                                                                                            -------------

Realized & Unrealized Loss on Investments--Net:
Realized loss from investments--net                                                          (80,179,037)
Change in unrealized appreciation on investments--net                                        (63,725,616)
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                       $(138,770,705)
                                                                                            =============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                             For the Year Ended May 31,
Increase (Decrease)in Net Assets:                                               2001             2000
Operations:
Investment income--net                                                     $   5,133,948    $   5,307,358
Realized gain (loss) on investments--net                                    (80,179,037)       28,108,376
Change in unrealized appreciation/depreciation
on investments--net                                                         (63,725,616)      103,699,952
                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from
operations                                                                 (138,770,705)      137,115,686
                                                                           -------------    -------------

Net Capital Contributions:
Decrease in net assets derived from net capital
contributions                                                              (232,749,448)     (63,101,832)
                                                                           -------------    -------------

Net Assets:
Total increase (decrease) in net assets                                    (371,520,153)       74,013,854
Beginning of year                                                            997,813,995      923,800,141
                                                                           -------------    -------------
End of year                                                                $ 626,293,842    $ 997,813,995
                                                                           =============    =============


See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
The following ratios have been derived from information provided in the financial statements.


                                                                                                  For the
                                                                                                   Period
                                                                                                  Jan. 29,
                                                                         For the Year            1999++ to
                                                                        Ended May 31,             May 31,
                                                                      2001           2000           1999
Ratios to Average Net Assets:
Expenses                                                               .55%           .53%          .54%*
                                                                   ========       ========       ========
Investment income--net                                                 .59%           .52%          .61%*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of year (in thousands)                             $626,294       $977,814       $923,800
                                                                   ========       ========       ========
Portfolio turnover                                                   60.53%         86.47%         17.13%
                                                                   ========       ========       ========

*Annualized.
++Commencement of operations.
See Notes to Financial Statements.


May 31, 2001
Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
1. Significant Accounting Policies:
Mercury Master U.S. Large Cap Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective June 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of May 31, 2001, no debt securities were held by the Portfolio.

(f) Custodian bank--The Portfolio recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Advisors, an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

In addition, MLPF&S received $21,558 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2001.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended May 31, 2001, the Fund reimbursed FAM an aggregate of $148,536 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Funds, Inc., Mercury Advisors, FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2001 were $515,800,541 and $726,133,088, respectively.

Net realized losses for the year ended May 31, 2001 and net unrealized gains as of May 31, 2001 were as follows:


                                             Realized        Unrealized
                                              Losses           Gains

Long-term investments                   $  (80,179,037)    $  28,954,224
                                         --------------    -------------
Total                                   $  (80,179,037)    $  28,954,224
                                         ==============    =============


As of May 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $21,808,186, of which $79,504,621 related to appreciated securities and $57,696,435 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $592,753,316.

4. Short-Term Borrowings:
On December 1, 2000, the Portfolio, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended May 31, 2001.



May 31, 2001
Mercury U.S. Large Cap Fund



INDEPENDENT AUDITORS' REPORT

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
The Board of Trustees and Investors,
Mercury Master U.S. Large Cap Portfolio
(One of the Series constituting
Mercury Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master U.S. Large Cap Portfolio, including the schedule of investments, as of May 31, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master U.S. Large Cap Portfolio as of May 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
July 13, 2001


May 31, 2001
Mercury U.S. Large Cap Fund


IMPORTANT TAX INFORMATION
(UNAUDITED)

Of the ordinary income distribution paid by Mercury U.S. Large Cap Fund to shareholders of record on August 3, 2000, 56.91% qualifies for dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.084350 per share to shareholders of record on August 3, 2000. The entire long-term capital gains distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.


OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260